Exhibit (a)(1)(B)
V55782-TBDADS LETTER OF TRANSMITTAL(855) 793-5068 (toll free)www.shareholder.broadridge.comBroadridge Corporate Issuer SolutionsCOMPANY NAME: ZHIHU INC.WHERE TO FORWARD YOUR TRANSMITTALThe method of delivery of ADS Letter of Transmittal and all other required documents is at the election and risk of the owner. If you elect to send them by mail, it is recommended that you send them by certified or registered mail with return receipt requested. If delivering instructions within a week of Expiration, it is recommended to submit via an overnight courier (excluding USPS overnight) to guarantee receipt of instructions prior to cutoff. Delivery will be deemed effective only when received by Broadridge.If using UPS, FedEx or Courier: Broadridge, Inc., Attn: BCIS IWS, 51 Mercedes Way, Edgewood, NY 11717If using a USPS Service: Broadridge, Inc., Attn: BCIS Re-Organization Dept., P.O. Box 1317, Brentwood, NY 11717-07181CERTIFICATE INFORMATION:Certificate No.ADSsCertificate No.ADSsADSs from other certificates held:INDICATE IN BOX (1) AND (2) THE CERTIFICATE NUMBERS/ADSs AND OR BOOK ENTRY ADSs TO BE TENDERED PURSUANT TO THE U.S. OFFER TO PURCHASE. MARK ONLY ONE BOX.IF MORE THAN ONE BOX IS CHECKED OR NO BOX IS CHECKED, YOUR ADSs WILL NOT BE PROPERLY TENDERED.EXPIRATION: 4:00 AM, NEW YORK CITY TIME ON OCTOBER 30, 2024!I DO NOT tender any ADSs of ZHIHU INC.3I tender ____________ (insert number of ADSs in whole numbers) ADSs of ZHIHU INC.!!I tender ALL ADSs of ZHIHU INC.Certificated ADSs:Book-Entry ADSs:Total ADSs:2INSTRUCTIONS FOR COMPLETING THE ADS LETTER OF TRANSMITTALIF YOU NOW RESIDE AT A DIFFERENT ADDRESS FROM THE ADDRESS TO WHICH THIS DOCUMENT WAS MAILED, PLEASE FILL OUT BOX 7, AND CHECK OFF THE BOX INDICATING A PERMANENT ADDRESS CHANGE. NO MEDALLION GUARANTEE WILL BE REQUIRED.1PLEASE INDICATE IN THIS SECTION THE CERTIFICATE NUMBERS AND RESPECTIVE AMOUNT OF ADSs THAT ARE IN YOUR POSSESSION. IF YOU ARE NOT IN POSSESSION OF SOME OR ALL OF YOUR ADS CERTIFICATES, YOU MUST CALL OR WRITE JP MORGAN CHASE BANK, N.A. YOU WILL BE REQUIRED TO SUBMIT THE NECESSARY FORMS AND CHECK FOR THE POSTING OF A SURETY BOND, THE DETAILS OF WHICH WILL BE PROVIDED BY JP MORGAN CHASE BANK, N.A. PLEASE NOTE THAT THIS FORM CAN STILL BE COMPLETED AND REMITTED EVEN IF THE LOST CERTIFICATE PROCESS WITH JP MORGAN CHASE BANK, N.A. IS STILL IN PROCESS.2PLEASE INDICATE IN THIS SECTION THE TOTAL AMOUNT OF ADSs OWNED BY YOU.3PLEASE REVIEW AND MARK THE APPROPRIATE BOX TO INDICATE YOUR TENDER INSTRUCTIONS.4YOU MUST FILL OUT, SIGN, AND DATE THIS FORM W-9 (OR SUBMIT A FORM W-8, AS APPLICABLE) IN ORDER TO PROVIDE A CERTIFIED TAX ID NUMBER AND PREVENT WITHHOLDING FROM YOUR ENTITLEMENT PROCEEDS.5THIS SECTION MUST BE SIGNED AND DATED BY ALL REGISTERED OWNERS, OTHERWISE YOUR TRANSMITTAL AND ACCOMPANYING DOCUMENTS WILL BE RETURNED TO YOU FOR COMPLETION.6THIS SECTION SHOULD BE COMPLETED AND SIGNED IF YOU WANT YOUR ENTITLEMENT TO BE ISSUED IN ANOTHER NAME. A MEDALLION SIGNATURE GUARANTEE WILL BE REQUIRED (I.E. SIGNATURE IS GUARANTEED BY A BANK, BROKER OR OTHER FINANCIAL INSTITUTION THAT IS A MEMBER OF A SECURITIES TRANSFER ASSOCIATION-APPROVED MEDALLION PROGRAM SUCH AS STAMP, SEMP OR MSP).7THIS SECTION SHOULD BE COMPLETED OR SIGNED IF YOU WANT YOUR ENTITLEMENT TO BE MAILED TO AN ALTERNATIVE ADDRESS THAT IS DIFFERENT THAN YOUR ADDRESS IN THE ACCOUNT REGISTRATION SECTION.

All questions as to the validity, form and eligibility of your ADS Letter of Transmittal will be determined by Broadridge or the issuer and such determination shall be final and binding. Broadridge or the issuer reserves the right to waive any irregularities or defects in the submission of your ADS Letter of Transmittal. Your ADSs will not be deemed as being tendered until all irregularities have been cured or waived.If your ADSs are registered in different names, a separate ADS Letter of Transmittal must be submitted for each registration. Additional Letters of Transmittal can be obtained by accessing or by contacting Broadridge at the number listed on the reverse side.If payment for securities is to be made to any person other than the registered holder(s), or if ADSs are registered in the name of any person other than the person(s) signing the ADS Letter of Transmittal, any stock transfer taxes payable as a result of the transfer to such person (whether imposed on the registered holder(s) or such person) shall be paid prior to the submission of this ADS Letter of Transmittal. Broadridge reserves the right to deduct the amount of such taxes from the payment, if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.If the ADS Letter of Transmittal is signed by a person other than the registered owner (e.g., where the ADSs have been assigned), the ADS Letter of Transmittal must be accompanied by a stock power guaranteed by a bank, broker or other financial institution that is a member of a Securities Transfer Association-approved medallion program such as STAMP, SEMP or MSP.SPECIAL PAYMENT INSTRUCTIONSTo be completed ONLY if payment is to be made in a name other than that shown in the Account Registration section on the reverse side of this form. Please note, an appropriate Form W-9 or Form W-8, as applicable, must also be completed for the person receiving the payment. You may obtain such forms by contacting the Paying Agent at the number listed on the reverse side.If you have completed this section, your signature on the face of this ADS Letter of Transmittal must be guaranteed by a bank, broker or other financial institution that is a member of a Securities Transfer Association-approved medallion program such as STAMP, SEMP or MSP.NAME:ADDRESS:SOCIAL SECURITY OR TAXPAYER ID NUMBER OF RECIPIENT:6ISSUE TO:SPECIAL DELIVERY INSTRUCTIONSTo be completed ONLY if delivery is to be made to someone other than the registered holder(s), or to such registered holder(s) at an address other than that shown on the reverse side.ADDRESS:7NAME:MAIL TO:Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number; (2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am not subject to backup withholding; and (3) I am a U.S. Person (or a U.S. resident alien).Certification Instructions - You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).SUBSTITUTE FORM W-9REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION4THIS SUBSTITUTE FORM W-9 MUST BE FILLED OUT AND SIGNEDPRINT YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER HERENOTE: Certain ADS holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Paying Agent that a foreign individual qualifies as an exempt recipient, such ADS holder(s) must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status, on the appropriate and properly completed Form W-8, or successor form. Such statements can be obtained from the Paying Agent.IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER, WRITE "APPLIED FOR" IN THE SUBSTITUTE FORM W-9 ABOVE, AND COMPLETE AND SIGN BOTH THISCERTIFICATION AND THE SUBSTITUTE FORM W-9.I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage (currently 28 percent) of all reportable cash payments made to me will be withheld until I provide a number and such retained amounts will be remitted to the Internal Revenue Service as backup withholding.Signature:Date:Signature:Date:5THIS ADS LETTER OF TRANSMITTALMUST BE SIGNED BY ALLREGISTERED OWNERSEach registered owner must sign here exactly as the name(s) appear(s) in the account registration. If all registered owners have signed this ADS Letter of Transmittal, no endorsementsof certificates or separate stock powers are required.If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, it must be so indicated and proper evidence of authority, satisfactory to the Paying Agent, must be submitted.THE UNDERSIGNED REPRESENTS THAT I (WE) HAVE FULL AUTHORITY TO SURRENDER WITHOUT RESTRICTION THE SHARE(S) ENCLOSED HEREIN.Signature:Signature:Date:Telephone No. (Required):E-mail Address:DO NOT submit your original certificates with this ADS Letter of Transmittal. If you are not in possession of your certificates, please see Instruction #1 of the accompanying instructions for completing the ADS Letter of Transmittal. You do not need to sign the back of the certificates. ADSs held in Book-Entry and Plan form are un-certificated and need not be submitted (although this ADS Letter of Transmittal must still be completed).Place Medallion Stamp HereV55783-TBD